UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2025

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 402-960-6110

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 10, 2025, the Board of Directors of Blue Chip Capital Group, Inc. (the “Company”) approved the engagement of Grassi & Co., CPAs, P.C. (“Grassi & Co.”) as the Company’s independent registered public accounting firm for the Company’s fiscal years ended May 31, 2025 and 2026, including review of the Company’s interim quarterly financial statements for the periods ending August 31, 2025 through February 28, 2026. In connection with the selection of Grassi & Co., the Company accepted the resignation of Hudgens CPA PLLC (“Hudgens”) as the Company’s independent registered public accounting firm.

The Company, in its Form 8-K filed with the SEC on January 30, 2025, reported that on January 16, 2025, the Company approved the re-engagement of Hudgens as the Company’s independent registered public accounting firm for the Company’s fiscal year ending May 31, 2025, including review of the Company’s interim quarterly financial statements for the periods ended August 31, 2024 and November 30, 2024. In connection with the selection of Hudgens, the Company accepted the resignation of Dan Barton, CPA as the Company’s independent registered public accounting firm as of December 29, 2024.

During the interim periods ended August 31, 2024, November 30, 2024 and February 28, 2025 and through July 10, 2025, the date of the engagement of Grassi & Co., there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Hudgens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure nor (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). We have delivered a copy of this Form 8-K containing disclosure under Item 4.01 to Hudgens CPA PLLC and requested that it furnish to the Commission its letter regarding the disclosure Item 4.01 with respect to its firm. A copy of such letter is attached hereto as Exhibit 16.1.

The Company reported in its January 30, 2025 Form 8-K that there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Dan Barton CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dan Barton CPA, would have caused Dan Barton CPA to make reference to the subject matter of the disagreement in their report for the fiscal year ended May 31, 2024, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company also reported in its Form 8-K dated January 30, 2025 that the audit report of Dan Barton, CPA on the Company’s consolidated financial statements as of and for the year ended May 31, 2024, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Hudgens CPA PLLC Letter dated July 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2025

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Chief Executive Officer